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                         MERRILL LYNCH
ANNUITIES                RETIREMENT PLUS-SM-                APPLICATION FOR A
                                                            VARIABLE ANNUITY

In this form, the terms YOU and YOUR refer to the owner and the co-owner if there is one. The terms WE, OUR and US refer to Merrill Lynch Life Insurance Company.

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/1/  CONTRACT INFORMATION
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     Merrill Lynch account number  State of purchase  What type of contract  / / Non-Qualified  / / ML Custodial Retirement Plan IRA
                                                      are you applying for?  / / 403(b) Tax Sheltered Annuity Transfer/Rollover
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/2/  OWNER INFORMATION
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     Full name (first, middle initial, last)                                   / / Male     Birthdate (Must be under age 85)
                                                                               / / Female   (m/d/y)
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     Address                                           City            State   Zip code    Social Security or Tax ID Number

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/3/  CO-OWNER INFORMATION - Not available for ML Custodial Retirement Plan IRA or 403(b) contracts.
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     Full name (first, middle initial, last)                                   / / Male     Birthdate (Must be under age 85)
                                                                               / / Female   (m/d/y)
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     Address                                           City            State   Zip code    Social Security or Tax ID Number

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/4/  ANNUITANT INFORMATION - Complete only if annuitant is different from the owner named in Section 2.
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     Full name (first, middle initial, last)                                   / / Male     Birthdate (Must be under age 85)
                                                                               / / Female   (m/d/y)
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     Address                                           City            State   Zip code    Social Security or Tax ID Number

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/5/  BENEFICIARY INFORMATION - If this is a ML Custodial Retirement Plan IRA contract, the beneficiaries will be designated on your
     Custodial IRA account, please insert "As per Custodial IRA."
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     Full name (first, middle initial, last)            Relationship        Birthdate (m/d/y)   Social Security or Tax ID Number

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     Full name (first, middle initial, last)            Relationship        Birthdate (m/d/y)   Social Security or Tax ID Number

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     SPECIAL INSTRUCTIONS - Please provide us with additional primary beneficiaries or contingent beneficiaries and distribution of funds between two or more beneficiaries.
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/6/  INITIAL PREMIUM - The minimum initial premium is $5,000 for a nonqualified contract and $2,000 for IRAs or 403(b) contracts.
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     Total initial premium                     Separate Account A                     Separate Account B (ML Reserve Assets)
     $                                         $                                      $
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/7/  CONTRACT REPLACEMENT INFORMATION - Is any existing annuity or life insurance contract being (or has any such contract been)
     surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity? Is any such action likely to occur?
     / / YES - Please provide details below. State replacement regulations apply.                    / / NO - Go to Section 8.
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     Company                                      Contract number              Issue date (m/d/y)      Original premium

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/8/  TELEPHONE TRANSACTIONS - You may elect, change or cancel telephone authorization at any time. If you elect telephone authorization, you are authorizing us to accept telephone instructions from the person or persons you designate below to allocate premiums, make transfers among investment options, and to direct withdrawals to your Merrill Lynch account on record.
    (If the contract is a 403(b) annuity, withdrawal requests must be made in writing.)

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     / / YES - you elect telephone authorization giving us permission to accept telephone instructions   / / No - you do not elect
        from: (check all that apply)  / / You  / / Merrill Lynch Financial Consultant on record             telephone authorization.
                                      / / Other authorized person you designate below
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     Full name (first, middle initial, last)                                     Social Security or Tax ID Number

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     Address                                                 City                               State         Zip code

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/9/  SEPARATE ACCOUNT A PREMIUM ALLOCATION - Choose up to 18 investment options, including Sep Acct B (ML Reserve Assets).


                                        DOLLAR     AUTOMATIC                                           DOLLAR     AUTOMATIC
                            INITIAL      COST     INVESTMENT                                 INITIAL    COST      INVESTMENT
INVESTMENT OPTIONS          PREMIUM    AVERAGING    FEATURE       INVESTMENT OPTIONS         PREMIUM  AVERAGING    FEATURE
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ML Basic Value Focus            %          %          %           ML Select Ten V.I. Trust      %         %           %
ML Capital Focus                %          %          %           ML Special Value Focus        %         %           %
ML Devel Cap Mkts Focus         %          %          %           AIM Cap Appreciation          %         %           %
ML Domestic Money Mkt           %         N/A         %           AIM Value                     %         %           %
ML Global Growth Focus          %          %          %           Alliance Premier Growth       %         %           %
ML Global Strat Focus           %          %          %           Alliance Quasar               %         %           %
ML Government Bond              %          %          %           H & W International VIP       %         %           %
ML High Curnt Income            %          %          %           Mercury US Large Cap          %         %           %
ML Index 500                    %          %          %           MFS Emerging Growth           %         %           %
ML Prime Bond                   %          %          %           MFS Research                  %         %           %
ML Quality Equity               %          %          %
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                                                                  TOTAL                      100%      100%        100%

/10/ SYSTEMATIC WITHDRAWALS - Would you like to make systematic withdrawals? / / YES - Please provide details below. / / No
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     Separate Account A withdrawal amount (minimum $100)          Separate Account B withdrawal amount (minimum $100)
     $                                                            $
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     Frequency   / / Monthly     / / Semi-annually                Start date (m/d/y)
                 / / Quarterly   / / Annually
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     Withdrawals may be taxable and if you are under age 59 1/2 you may also be subject to a 10% IRS tax penalty.
     If the contract is a 403(b) annuity and you wish to take withdrawals, you must complete a 403(b) Withdrawal Request
     Form.

/11/ DOLLAR COST AVERAGING - Would you like to use this feature to reallocate your premium from ML Domestic Money Market
     to selected investment options each month?           / / YES - Please provide details below and in Section 9.  / / No
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     Amount to be transferred monthly (minimum $100)      Start date (m/d/y)    Number of transfers (minimum 3 months)
     $
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/12/ AUTOMATIC INVESTMENTS FEATURE - Periodic premiums will be systematically debited from the Merrill Lynch account on record. (Not available for 403(b) contracts.)
     Would you like the Automatic Investment Feature?     / / YES - Please provide details below and in Section 9.  / / No
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     Amount of periodic premium (minimum $100)    Separate Account A         Separate Account B (ML Reserve Assets)
     $                                            $                          $
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     Frequency   / / Monthly   / / Semi-annually  Start date (m/d/y)         End date (m/d/y)
                 / / Quarterly / / Annually
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/13/ TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE - Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld.  Withholding applies only to the taxable portion of your withdrawal.  If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax.  You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.  In addition, some states require state taxes to be withheld when federal taxes are withheld.  If you live in one of these states, we will withhold state taxes as required by your state.

     IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX         / / No income tax to be withheld
     FROM YOUR WITHDRAWALS AT THE RATE OF 10%.               / / Income tax to be withheld ______% (use whole percentages)

     If the contract is a 403(b) annuity, we are required to apply federal tax withholding of 20% on payments which are not directly transferred to an IRA or other 403(b) plan.
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/14/ OWNER SIGNATURE(S) VERIFIES:

     - You have read the above statements and represent that they are complete and true to the best of your knowledge.

     - You have received a copy of the current prospectus before you purchased this contract and determined the variable annuity applied for meets your investment objectives, financial situation and needs. You understand that it is a long term investment to help meet your retirement needs and financial goals.

     - You understand that the contract value and death benefit may increase or decrease depending on the performance of the various investment options you select. Accordingly, your contract value could be worth less than the premiums you paid, even if you make no withdrawals.
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     Under penalty of perjury you certify that:
     1. Your Social Security or Tax ID Number or Numbers indicated on page 1 are correct.
     2. You are not subject to backup withholding. (You are required to cross out this statement if you have been notified by the IRS that you are subject to backup withholding.)
     The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
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     Owner's signature                              Date (m/d/y)      Co-owner's signature                        Date (m/d/y)

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/15/ FINANCIAL CONSULTANT'S VERIFICATION - The Financial Consultant selling this annuity must complete and sign.

     1. Has a current prospectus been given to the client?                                          / / Yes           / / No
     2. Is any existing annuity or life insurance contract being (or has any such contract been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application? Is any such action likely to
        occur?                                                                                     / / Yes           / / No
     3. Select one of the following commission choices. If no option is selected, your commission will default to Option 1.
                                                                                                   / / OPTION 1      / / OPTION 2
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     Financial Consultant's signature              Date (m/d/y)     FC number or Pool authorizing      FC Telephone number
                                                                    number
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     AT YOUR SERVICE                              OUR MAILING ADDRESS:                          OUR ADDRESS FOR OVERNIGHT MAIL:
                                                  Merrill Lynch Life Insurance Company          Merrill Lynch Life Insurance Company
     Our business hours are                       P.O. Box 44222                                4804 Deer Lake Drive East
     8:30 a.m. to 6:00 p.m. Eastern               Jacksonville, FL 32231-4222                   Jacksonville, FL 32246
     Time, Monday through Friday.

     Our automated voice response                 OUR TELEPHONE NUMBER:                                  1-800-535-5549
     system is available 24 hours a               OUR FAX NUMBER:                                        1-888-329-6544
     day, 7 days a week.
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     Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.